FIRST QUARTER 2021 FINANCIAL RESULTS APRIL 27, 2021

2 FIRST QUARTER 2021 FINANCIAL RESULTS | APRIL 27, 2021 CAUTIONARYSTATEMENT This presentation contains forward-looking statements concerning Advanced Micro Devices, Inc. (AMD) such as AMD’s expectation for growth across the Computing and Graphics and Enterprise, Embedded and Semi- Custom segments in 2021; the features, functionality, performance, availability, timing and expected benefits of AMD products; AMD’s financial outlook for the second quarter of 2021 and full year 2021, including revenue, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating expenses as a percentage of revenue, non-GAAP interest expense, taxes and other, non-GAAP tax rates and diluted share count; and AMD’s leadership roadmaps, execution excellence, sustained market share gains and strong shareholder returns, which are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are commonly identified by words such as "would," "may," "expects," "believes," "plans," "intends," "projects" and other terms with similar meaning. Investors are cautioned that the forward-looking statements in this presentation are based on current beliefs, assumptions and expectations, speak only as of the date of this presentation and involve risks and uncertainties that could cause actual results to differ materially from current expectations. Such statements are subject to certain known and unknown risks and uncertainties, many of which are difficult to predict and generally beyond AMD's control, that could cause actual results and other future events to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Material factors that could cause actual results to differ materially from current expectations include, without limitation, the following: Intel Corporation’s dominance of the microprocessor market and its aggressive business practices; global economic uncertainty; the loss of a significant customer; the impact of the COVID-19 pandemic on AMD’s business, financial condition and results of operations; the competitive markets in which AMD’s products are sold; quarterly and seasonal sales patterns; market conditions of the industries in which AMD products are sold; the cyclical nature of the semiconductor industry; AMD's ability to adequately protect its technology or other intellectual property; unfavorable currency exchange rate fluctuations; the ability of third party manufacturers to manufacture AMD's products on a timely basis in sufficient quantities and using competitive technologies; expected manufacturing yields for AMD’s products; the availability of essential equipment, materials, substrates, or manufacturing processes; AMD's ability to introduce products on a timely basis with features and performance levels that provide value to its customers; AMD's ability to generate revenue from its semi-custom SoC products; potential security vulnerabilities; potential IT outages, data loss, data breaches and cyber-attacks; uncertainties involving the ordering and shipment of AMD’s products; AMD’s reliance on third-party intellectual property to design and introduce new products in a timely manner; AMD's reliance on third-party companies for the design, manufacture and supply of motherboards, software and other computer platform components; AMD's reliance on Microsoft Corporation and other software vendors' support to design and develop software to run on AMD’s products; AMD’s reliance on third-party distributors and add-in-board partners; the impact of modification or interruption of AMD’s internal business processes and information systems; compatibility of AMD’s products with some or all industry-standard software and hardware; costs related to defective products; the efficiency of AMD's supply chain; AMD's ability to rely on third party supply-chain logistics functions; AMD’s ability to effectively control the sales of its products on the gray market; the impact of government actions and regulations such as export administration regulations, tariffs and trade protection measures; AMD’s ability to realize its deferred tax assets; potential tax liabilities; current and future claims and litigation; the impact of environmental laws, conflict minerals-related provisions and other laws or regulations; the impact of acquisitions, joint ventures and/or investments on AMD's business, including the announced acquisition of Xilinx, and the failure to integrate acquired businesses; AMD’s ability to complete the Xilinx merger; the impact of the announcement and pendency of the Xilinx merger on AMD’s business; the impact of any impairment of the combined company’s assets on the combined company’s financial position and results of operation; the restrictions imposed by agreements governing AMD’s notes and the revolving credit facility; the potential dilutive effect if the 2.125% Convertible Senior Notes due 2026 are converted; AMD's indebtedness; AMD's ability to generate sufficient cash to service its debt obligations or meet its working capital requirements; AMD's ability to repurchase its outstanding debt in the event of a change of control; AMD's ability to generate sufficient revenue and operating cash flow or obtain external financing for research and development or other strategic investments; political, legal, economic risks and natural disasters; future impairments of goodwill and technology license purchases; AMD’s ability to attract and retain qualified personnel; AMD’s stock price volatility; and worldwide political conditions. Investors are urged to review in detail the risks and uncertainties in AMD’s Securities and Exchange Commission filings, including but not limited to AMD’s most recent reports on Forms 10-K and 10-Q. NON-GAAP FINANCIAL MEASURES In this presentation, in addition to GAAP financial results, AMD has provided non-GAAP financial measures including non-GAAP gross profit, non-GAAP operating expenses, non-GAAP operating income, non-GAAP net income, non-GAAP earnings per share and free cash flow. AMD uses a normalized tax rate in its computation of the non-GAAP income tax provision to provide better consistency across the reporting periods. For full year 2021, AMD uses a projected non-GAAP tax rate of 15%, which excludes the tax impact of pre-tax non-GAAP adjustments, reflecting currently available information. AMD uses a projected cash tax rate of approximately 3% that includes the projected current income tax liability plus known foreign withholding tax obligations paid expressed as a percentage of non-GAAP profit before tax. AMD is providing these financial measures because it believes this non-GAAP presentation makes it easier for investors to compare its operating results for current and historical periods and also because AMD believes it assists investors in comparing AMD’s performance across reporting periods on a consistent basis by excluding items that it does not believe are indicative of its core operating performance. The non-GAAP financial measures disclosed in this presentation should be viewed in addition to and not as a substitute for or superior to AMD’s reported results prepared in accordance with GAAP and should be read only in conjunction with AMD’s Consolidated Financial Statements prepared in accordance with GAAP. These non-GAAP financial measures referenced are reconciled to their most directly comparable GAAP financial measures in the Appendices at the end of this presentation. This presentation also contains forward-looking non-GAAP measures concerning AMD’s financial outlook such as gross margin, operating expenses, interest expense, taxes and other. These forward-looking non-GAAP measures are based on current expectations as of April 27, 2021, and assumptions and beliefs that involve numerous risks and uncertainties. AMD undertakes no intent or obligation to publicly update or revise its forward-looking statements made in this presentation except as may be required by law.

3 FIRST QUARTER 2021 FINANCIAL RESULTS | APRIL 27, 2021 OUR JOURNEY Best-in-Class Financial Performance Expanding Customer & Partner Ecosystem Best Product Portfolio in History Significant Business Acceleration

4 FIRST QUARTER 2021 FINANCIAL RESULTS | APRIL 27, 2021 Driving Leadership PC Experiences and Gaming Solutions PC/GAMING SOLUTIONS Leadership Process, Packaging and Interconnect Technology ADVANCED TECHNOLOGY Delivering Multi-generational Leadership CPU and GPU Roadmaps INDUSTRY-LEADING IP Innovation in Cloud, Enterprise and Accelerated Computing DATA CENTER LEADERSHIP OUR LEADERSHIP TECHNOLOGY

OUR BEST EVER PRODUCT PORTFOLIO



AMD RYZEN
5000 Series Desktop

World's Fastest Gaming, Productivity and Content Creation Processors


AMD
RYZEN

AMD RYZEN
5000 Series Mobile

Leadership Performance and Advanced Battery Life For Ultrathin, Gaming and Commercial Notebooks


AMD
EPYC

AMD EPYC

3rd Gen AMD EPYC™ extends performance and TCO advantages



AMD RADEON

Performance and Power Efficiency with AMD RDNA™ 2 Architecture



SEMI-CUSTOM

Latest game consoles powered by "Zen 2" and AMD RDNA™ 2

PERFORMANCE LEADERSHIP FROM NOTEBOOK TO DESKTOP TO DATA CENTER

5 FIRST QUARTER 2021 FINANCIAL RESULTS | APRIL 27, 2021

See endnotes R5K-002, R5K-050, R5K-033, CZM-11 and CZM-35

AMD

6 FIRST QUARTER 2021 FINANCIAL RESULTS | APRIL 27, 2021 1. See Appendices for GAAP to Non-GAAP reconciliation FINANCIAL SUMMARY Q1 2021¹ ƒ Record revenue of $3.45 billion, up 93% y/y and 6% q/q ƒ Gross margin of 46%, flat y/y and up 1 percentage point q/q ƒ OpEx of $929 million; Non-GAAP OpEx of $830 million ƒ Significant growth in profitability • Operating income of $662 million; Non-GAAP operating income of $762 million • Operating margin of 19%; Non-GAAP operating margin of 22% • Net income of $555 million; Non-GAAP net income of $642 million • Diluted EPS of $0.45; Non-GAAP diluted EPS of $0.52 (includes 15% tax rate beginning in Q1 2021) ƒ Operating cash flow of $898 million; Record FCF of $832 million ƒ Cash, cash equivalents and short-term investments of $3.12 billion $1.79 $3.45 Q1 2020 Q1 2021 +93% y/y Quarterly Revenue ($B)

7 FIRST QUARTER 2021 FINANCIAL RESULTS | APRIL 27, 2021 COMPUTING AND GRAPHICS SEGMENT Q1 2021 ƒ Revenue of $2.10 billion ‒ Up 46% y/y and 7% q/q primarily driven by Ryzen™ processor and Radeon™ graphics product sales growth ‒ Six straight quarters of record mobile processor revenue ƒ Average Selling Price (ASP) ‒ Client processor ASP was higher y/y and q/q driven by a richer mix of Ryzen desktop and notebook processor sales ‒ GPU ASP was higher y/y and q/q driven by high-end Radeon graphics products ƒ Operating income of $485 million ‒ Compared to operating income of $262 million a year ago and $420 million in the prior quarter ‒ Operating income improvements were primarily driven by higher revenue y/y and q/q ƒ Strategic news and highlights ‒ Secured multiple high-volume wins across Fortune 500 aerospace, automotive, electronics, and engineering companies ‒ Customers are on track to increase the number of notebooks based on AMD Ryzen 5000 Series Mobile Processors and AMD Ryzen PRO 5000 Series Mobile Processors as leading OEMs announced new systems ‒ Announced the Radeon RX 6700 XT GPU, delivering exceptional 1440p PC gaming experiences, and built on the AMD RDNA 2 gaming architecture and leading edge 7nm process technology

8 FIRST QUARTER 2021 FINANCIAL RESULTS | APRIL 27, 2021 ENTERPRISE, EMBEDDED AND SEMI-CUSTOM SEGMENT Q1 2021 ƒ Revenue of $1.35 billion ‒ Up 286% y/y primarily driven by higher semi-custom product sales and EPYC processor revenue ‒ Up 5% q/q primarily driven by higher EPYC processor sales partially offset by lower semi-custom product sales ƒ Operating income of $277 million ‒ Compared to an operating loss of $26 million a year ago and operating income of $243 million in the prior quarter ‒ Operating income improvements were primarily driven by higher revenue y/y and q/q ƒ Strategic news and highlights ‒ Announced AMD EPYC 7003 series processors to extend AMD per-socket and per-core performance leadership • Leading cloud providers Microsoft Azure, Oracle Cloud, Tencent Cloud, Amazon Web Services and Google Cloud announced new and upcoming instances and solutions • Cisco, Dell, HPE, Lenovo and Supermicro launched new platforms ‒ HPE and the KTH Royal Institute of Technology in Sweden announced a new pre-exascale supercomputer that will use next generation AMD EPYC processors and AMD Instinct GPUs ‒ AMD EPYC CPUs and AMD Instinct GPUs are powering expanded cloud-based HPC solutions, including Siemens NX and PTC Creo, both on Microsoft Azure NVv4 instances.

9 FIRST QUARTER 2021 FINANCIAL RESULTS | APRIL 27, 2021 $1,531 $1,801 $2,127 $1,786 $1,932 $2,801 $3,244 $3,445 1000 1500 2000 2500 3000 3500 4000 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 +93% y/y REVENUE TREND ($ IN MILLIONS) SIGNIFICANT Y/Y REVENUE GROWTH

10 FIRST QUARTER 2021 FINANCIAL RESULTS | APRIL 27, 2021 41% 43% 45% 46% 44% 44% 45% 46% Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 +1pp q/q GROSS MARGIN TREND (GAAP AND NON-GAAP)¹ 1. See Appendices for GAAP to Non-GAAP reconciliation DRIVING GROSS MARGIN EXPANSION

11 FIRST QUARTER 2021 FINANCIAL RESULTS | APRIL 27, 2021 $0.03 $0.11 $0.15 $0.14 $0.13 $0.32 $0.39 $0.452 $1.06 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 A xi s Ti tle +$0.31 y/y (GAAP) $1.451 EARNINGS PER SHARE TREND DELIVERING SIGNIFICANT EPS GROWTH Y/Y 1. In Q4 2020, AMD released $1.3 billion of its $2.9 billion income tax valuation allowance. The valuation allowance release had a $1.06 benefit to Q4 2020 earnings per share. 2. Includes a higher tax rate beginning in FY2021 Valuation Allowance Release

12 FIRST QUARTER 2021 FINANCIAL RESULTS | APRIL 27, 2021 $0.08 $0.18 $0.32 $0.18 $0.18 $0.41 $0.52 $0.522 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 +$0.34 y/y EARNINGS PER SHARE TREND (NON-GAAP)1 1. 1. See Appendices for GAAP to Non-GAAP reconciliation 2. 2. Includes a higher tax rate beginning in Q1 2021 DELIVERING SIGNIFICANT EPS GROWTH Y/Y

13 FIRST QUARTER 2021 FINANCIAL RESULTS | APRIL 27, 2021 ($ in millions, except per share data) Q1’21 Q1’20 Y/Y Q4'20 Q/Q Revenue $3,445 $1,786 Up 93% $3,244 Up 6% Gross Profit $1,587 $818 Up 94% $1,451 Up 9% Gross Margin % 46% 46% Flat 45% Up 1pp Operating Expenses $929 $641 Up 45% $881 Up 5% Operating Expense/Revenue % 27% 36% Down 9pp 27% Flat Operating Income $662 $177 Up 274% $570 Up 16% Operating Margin % 19% 10% Up 9pp 18% Up 1pp Net Income1,2 $555 $162 Up 243% $1,781 Down 69% Earnings Per Share1,2,3 $0.45 $0.14 Up 221% $1.45 Down 69% Q1 2021 SUMMARY P&L – GAAP 1. In Q4 2020, AMD released $1.3 billion of its $2.9 billion income tax valuation allowance. The valuation allowance release had a $1.06 benefit to Q4 2020 earnings per share. 2. Includes a higher tax rate beginning in Q1 2021 3. See Appendices for share count reference.

14 FIRST QUARTER 2021 FINANCIAL RESULTS | APRIL 27, 2021 ($ in millions, except per share data) Q1’21 Q1’20 Y/Y Q4’20 Q/Q Revenue $3,445 $1,786 Up 93% $3,244 Up 6% Gross Profit $1,588 $820 Up 94% $1,452 Up 9% Gross Margin % 46% 46% Flat 45% Up 1pp Operating Expenses $830 $584 Up 42% $789 Up 5% Operating Expense/Revenue % 24% 33% Down 9pp 24% Flat Operating Income $762 $236 Up 223% $663 Up 15% Operating Margin % 22% 13% Up 9pp 20% Up 2pp Net Income2 $642 $222 Up 189% $636 Up 1% Earnings Per Share2 $0.52 $0.18 Up 189% $0.52 Flat Q1 2021 SUMMARY P&L – NON-GAAP1 1. 1. See Appendices for GAAP to Non-GAAP reconciliation and share count reference. 2. 2. Includes a higher tax rate beginning in Q1 2021

15 FIRST QUARTER 2021 FINANCIAL RESULTS | APRIL 27, 2021 Q1 2021 SEGMENT RESULTS ($ in millions) Q1’21 Q1’20 Y/Y Q4’20 Q/Q Computing and Graphics Net Revenue $2,100 $1,438 Up 46% $1,960 Up 7% Operating Income $485 $262 Up 85% $420 Up 15% Enterprise, Embedded and Semi-Custom Net Revenue $1,345 $348 Up 286% $1,284 Up 5% Operating Income (Loss) $277 $(26) Up 1,165% $243 Up 14% All Other Category Operating Loss $(100) $(59) Down 69% $(93) Down 8% TOTAL Net Revenue $3,445 $1,786 Up 93% $3,244 Up 6% Operating Income $662M $177 Up 274% $570 Up 16%

16 FIRST QUARTER 2021 FINANCIAL RESULTS | APRIL 27, 2021 Q1 2021 SUMMARY BALANCE SHEET ITEMS ($ in millions) Q1’21 Q1’20 Y/Y Q4’20 Q/Q Cash, Cash Equivalents and Short-term Investments $3,116 $1,385 Up $1,731 $2,290 Up $826 Accounts Receivable, Net $2,178 $1,691 Up $487 $2,066 Up $112 Inventories $1,653 $1,056 Up $597 $1,399 Up $254 Total Debt (principal amount)1 $314 $563 Down $249 $338 Down $24 Total Debt, Net1 $313 $488 Down $175 $330 Down $17 1. See Appendices for Total Debt reconciliation VERY STRONG BALANCE SHEET

FINANCIAL OUTLOOK – NON-GAAP[1]

	Q2 2021	FY 2021
Revenue	~$3.6 Billion +/- $100 Million	Growth of ~50% y/y
Gross Margin %	~47%	~47%
Operating Expenses Operating Expenses/Revenue %	~$900 Million	~26%
Interest Expense, Taxes and Other	~$130 Million	--
Effective Tax Rate	15% of pre-tax income	15% of pre-tax income
Cash Tax Rate	~3% of pre-tax income	~3% of pre-tax income
Diluted Share Count[2]	~1.23 billion shares	~1.24 billion shares

1. See Cautionary Statement on Slide 2. These forward-looking outlook statements and non-GAAP measures are based on current expectations as of April 27, 2021 and assumptions and beliefs that involve numerous risks and uncertainties. AMD undertakes no intent or obligation to publicly update or revise its outlook statements as a result of new information, future events or otherwise, except as may be required by law. All items, except revenue, are on a non-GAAP basis. Adjustments to arrive at the GAAP financial outlook typically include stock-based compensation, non-cash interest expense related to convertible debt, income tax provision, equity income in investee, and other non-recurring items such as loss on debt redemption/conversion, impairment charges and acquisition-related costs. The timing and impact of such adjustments are dependent on future events that are typically uncertain or outside of AMD's control; therefore, a reconciliation to equivalent GAAP measures is not practicable at this time.
2. Refer to Diluted Share Count overview in the Appendices

17 FIRST QUARTER 2021 FINANCIAL RESULTS | APRIL 27, 2021

AMD

18 FIRST QUARTER 2021 FINANCIAL RESULTS | APRIL 27, 2021 Q1 2021 SUMMARY Significant Y/Y Growth in Profitability and EPS Growth Driven by Ryzen, EPYC and Semi-Custom Strong Quarterly Revenue Up 93% Y/Y, 6% Q/Q Record Quarterly Free Cash Flow

19 FIRST QUARTER 2021 FINANCIAL RESULTS | APRIL 27, 2021 AMD’S COMMITMENT TO ESG GREATER TECHNOLOGY FOR THE GREATER GOOD

20 FIRST QUARTER 2021 FINANCIAL RESULTS | APRIL 27, 2021 BUILDING THE BEST Strong Shareholder Returns Execution Excellence Leadership Roadmaps Revenue Market Share Gains

21 FIRST QUARTER 2021 FINANCIAL RESULTS | APRIL 27, 2021 APPENDICES Reconciliation of GAAP to Non-GAAP Gross Profit and Gross Margin (Millions) Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1’21 GAAP gross profit $ 621 $ 777 $ 949 $ 818 $ 848 $ 1,230 $ 1,451 $ 1,587 GAAP gross margin % 41% 43% 45% 46% 44% 44% 45% 46% Stock-based compensation 2 2 1 2 2 1 1 1 Non-GAAP gross profit $ 623 $ 779 $ 950 $ 820 $ 850 $ 1,231 $ 1,452 $ 1,588 Non-GAAP gross margin % 41% 43% 45% 46% 44% 44% 45% 46% Reconciliation of GAAP to Non-GAAP Operating Expenses (Millions) Q1’21 Q1’20 Q4'20 GAAP operating expenses $ 929 $ 641 $ 881 GAAP operating expenses/revenue % 27% 36% 27% Stock-based compensation 84 57 78 Acquisition-related costs 15 – 14 Non-GAAP operating expenses $ 830 $ 584 $ 789 Non-GAAP operating expenses/revenue % 24% 33% 24%

22 FIRST QUARTER 2021 FINANCIAL RESULTS | APRIL 27, 2021 APPENDICES Reconciliation of GAAP Operating Income to Non-GAAP Operating Income (Millions) Q1’21 Q1’20 Q4'20 GAAP operating income $ 662 $ 177 $ 570 GAAP operating margin % 19% 10% 18% Stock-based compensation 85 59 79 Acquisition-related costs 15 – 14 Non-GAAP operating income $ 762 $ 236 $ 663 Non-GAAP operating margin % 22% 13% 20%

APPENDICES

Reconciliation of GAAP to Non-GAAP Net Income / Earnings Per Share

(Millions, except per share data)	Q2'19		Q3'19		Q4'19		Q1'20		Q2'20		Q3'20		Q4'20		Q1'21	
GAAP net income / earnings per share	$ 35	$ 0.03	$ 120	$ 0.11	$ 170	$ 0.15	$ 162	$ 0.14	$ 157	$ 0.13	$ 390	$ 0.32	$ 1,781	$ 1.45	$ 555	$ 0.45
Loss on debt redemption/conversion	–	–	40	0.03	128	0.10	–	–	–	–	38	0.03	16	0.01	6	0.01
Non-cash interest expense related to convertible debt	6	–	6	–	4	–	2	–	2	–	2	–	–	–	–	–
Stock-based compensation	45	0.04	54	0.04	57	0.05	59	0.04	60	0.05	76	0.06	79	0.06	85	0.07
Equity (income) loss in investee	–	–	(1)	–	–	–	–	–	(1)	–	(1)	–	(3)	–	(2)	–
Loss contingency on legal matter	7	0.01	–	–	–	–	–	–	–	–	–	–	–	–	–	–
Acquisition-related costs	–	–	–	–	–	–	–	–	–	–	–	–	14	0.01	15	0.01
Release of valuation allowance on deferred tax assets	–	–	–	–	–	–	–	–	–	–	–	–	(1,301)	(1.06)	–	–
Impairment of investment	–	–	–	–	–	–	–	–	–	–	–	–	–	–	8	0.01
Income tax provision (benefit)	(1)	–	–	–	24	0.02	(1)	–	(2)	–	(4)	–	50	0.05	(25)	(0.03)
Non-GAAP net income / earnings per share	$ 92	$ 0.08	$ 219	$ 0.18	$ 383	$ 0.32	$ 222	$ 0.18	$ 216	$ 0.18	$ 501	$ 0.41	$ 636	$ 0.52	$ 642	$ 0.52

Shares used and net income adjustment in earnings per share calculation	Q2'19	Q3'19	Q4'19	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21
Shares used in per share calculation (GAAP) (1)	1,109	1,117	1,188	1,224	1,227	1,215	1,226	1,231
Interest expense add back to GAAP net income (1)	$ -	$ -	$ 4	$ 4	$ 3	$ 1	$ -	$ -
Shares used in per share calculation (Non-GAAP)	1,210	1,212	1,216	1,224	1,227	1,230	1,232	1,233
Interest expense add back to Non-GAAP net income	$ 5	$ 4	$ 2	$ 2	$ 1	$ 1	$ -	$ -

(1) Q2'19 and Q3'19 GAAP diluted EPS calculation did not include shares related to the assumed conversion of the Company's 2026 Convertible Notes and the associated interest expense add-back to net income under the "if converted" method as their inclusion would have been anti-dilutive. Q4'19, Q1'20 and Q2'20 GAAP diluted EPS calculation includes 31 million shares related to the assumed conversion of the Company's 2026 Convertible Notes and the associated $4 million, $4 million and $3 million interest expense, respectively, add-back to net income under the "if converted" method. The 53 million shares (28 million weighted-average) issued in exchange for $428 million of convertible debt in Q4'19 were not included as their inclusion would have been anti-dilutive. Q3'20 and Q4'20 GAAP diluted EPS calculation includes 11 million and 3 million shares, respectively, related to the assumed conversion of the Company's 2026 Convertible Notes and the associated $1 million and $0 million interest expense, respectively, add-back to net income under the "if converted" method. The 20 million (15 million weighted-average), 8 million shares (6 million weighted-average) and 3 million shares (2 million weighted-average) issued in exchange for $165 million, $60 million and $24 million of convertible debt in Q3'20, Q4'20 and Q1'21, respectively, were not included as their inclusion would have been anti-dilutive.

23 FIRST QUARTER 2021 FINANCIAL RESULTS | APRIL 27, 2021

AMD

APPENDICES

Share Count Overview

Shares (millions) [1]	Q4'20 Actual	Q1'21 Actual	Q2'21 Estimate	2021 Estimate
Basic Shares	1,205	1,213	1,216	1,219
Dilutive impact from:				
Employee Equity Grants [2]	18	18	18	16
Diluted Shares (without 2026 Convertible Notes)	1,223	1,231	1,234	1,235
2026 Convertible Notes – GAAP [3]	3	-	-	-
Diluted Shares (with 2026 Convertible Notes) – GAAP	1,226	1,231	1,234	1,235
2026 Convertible Notes – Non-GAAP [3]	9	2	-	-
Diluted Shares (with 2026 Convertible Notes) – Non-GAAP	1,232	1,233	1,234	1,235

The table above provides actual share count for Q4'20 and Q1'21 and an estimate of share count that may be used when calculating GAAP and non-GAAP diluted earnings per share for Q2'21 and FY 2021.

(1) Share counts are weighted average shares.

(2) The dilutive impact of employee equity grants is based on the Treasury Stock method and is dependent upon the average stock price during the period. The Q4'20 and Q1'21 average stock price was $85.71 and $86.88, respectively. The Q1'21 average stock price of $86.88 was assumed for the Q2'21 and FY 2021 estimates.

(3) The dilutive impact from the 2.125% Convertible Senior Notes due 2026 (2026 Convertible Notes) is based on the If-Converted method, where the interest costs associated with the 2026 Convertible Notes are added back to the Net Income and the shares underlying the 2026 Convertible Notes are assumed to be converted and are added to the share count. The impact from the 2026 Convertible Notes, if dilutive, is included in diluted EPS calculation. For the GAAP computation, the add-back to net income includes cash and non-cash interest expense, while only the cash interest expense is added back to the non-GAAP net income. The dilutive shares associated with the 2026 Convertible Notes reflect the weighted average shares subject to conversion during each period.

During Q1'21, 3 million shares of the Company's common stock were issued to convert $24 million of the outstanding 2026 Convertible Notes.

Moving forward, assuming positive earnings per share, we expect that on-going employee equity grants may impact AMD's diluted share count.

24 FIRST QUARTER 2021 FINANCIAL RESULTS | APRIL 27, 2021

25 FIRST QUARTER 2021 FINANCIAL RESULTS | APRIL 27, 2021 APPENDICES Total Debt (Net) (Millions) Q1’21 Q1’20 Q4’20 7.50% Senior Notes due 2022 $ 312 $ 312 $ 312 2.125% Convertible Senior Notes due 2026 2 251 26 Total Debt (principal amount) $ 314 $ 563 $ 338 Unamortized debt discount associated with 2.125% Convertible Senior Notes due 2026 - (71) (7) Unamortized debt issuance costs (1) (4) (1) Total Debt (net) $ 313 $ 488 $ 330 Reconciliation of Operating Cash Flow to Free Cash Flow (Millions) Q1’21 GAAP net cash provided by operating activities $ 898 Purchases of property and equipment (66) Free cash flow $ 832

26 FIRST QUARTER 2021 FINANCIAL RESULTS | APRIL 27, 2021 ENDNOTES R5K-002: Testing by AMD performance labs as of 9/2/2020 based on the average FPS of 40 PC games at 1920x1080 with the High image quality preset using an AMD Ryzen™ 9 5900X processor vs. Core i9-10900K. Results may vary. R5K-002 R5K-050: Testing by AMD Performance Labs as of December 11, 2020 using an AMD Ryzen 9 5900 and Intel Core i9-10900, each similarly configured and tested with an NVIDIA GeForce RTX 2080 Ti graphics card. Results may vary. R5K-050 R5K-033: Testing by AMD Performance Labs as of September 23, 2020 using a Ryzen 7 5800X, Ryzen 9 5900X, Ryzen 9 5950X and Core i9-10900K, each configured with DDR4-3600C16 memory and NVIDIA GeForce RTX 2080 Ti graphics in AutoCAD, Revit 2020 and SOLIDWORKS 2019. Benchmarks run at default settings. Results may vary. R5K-033 CZM-11:Testing by AMD Performance Labs as of 09/02/2020 utilizing an engineering platform configured with Ryzen 7 5800U and Ryzen 7 4800U processors, each with 32GB RAM, 512MB SSD, Radeon™ Graphics, and Win 10 vs. a similarly configured Dell XPS 7390 laptop with a Core i7-1065G7 processor, Integrated Graphics and 16GB RAM, in the following benchmarks: Cinebench R20 nT, Cinebench R20 1T and 3DMark Physics for gaming performance. Performance may vary. 3DMark is a registered trademark of Futuremark Corporation. CZM-11 CZM-35:Tested by AMD Labs in December 2020. The Ryzen 5000 series mobile processors are the fastest mobile processors with the highest-performing single-thread and multi-thread performance available on an x86 mobile processor, measured with Cinebench R.20 1T and Cinebench R20 nT respectively, using similarly configured systems with Ryzen 9 4900H, Ryzen 9 5980HX and Ryzen 5980HS processors vs i9-10980HK, Core i7-1185G7 processors. Performance may vary. CZM-35

27 FIRST QUARTER 2021 FINANCIAL RESULTS | APRIL 27, 2021 DISCLAIMERS AND ATTRIBUTIONS The information contained herein is for informational purposes only and is subject to change without notice. Timelines, roadmaps, and/or product release dates shown in these slides are plans only and subject to change. While every precaution has been taken in the preparation of this document, it may contain technical inaccuracies, omissions and typographical errors, and AMD is under no obligation to update or otherwise correct this information. Advanced Micro Devices, Inc. makes no representations or warranties with respect to the accuracy or completeness of the contents of this document, and assumes no liability of any kind, including the implied warranties of non-infringement, merchantability or fitness for particular purposes, with respect to the operation or use of AMD hardware, software or other products described herein. No license, including implied or arising by estoppel, to any intellectual property rights is granted by this document. Terms and limitations applicable to the purchase or use of AMD’s products are as set forth in a signed agreement between the parties or in AMD's Standard Terms and Conditions of Sale. ©2021 Advanced Micro Devices, Inc. All rights reserved. AMD, the AMD Arrow logo, Radeon, Ryzen, EPYC and combinations thereof are trademarks of Advanced Micro Devices, Inc. Other product names used in this presentation are for identification purposes only and may be trademarks of their respective companies.